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                                                                 EXHIBIT 10.27.2

                                AMENDMENT NO. 2

        THIS AMENDMENT NO. 2 (this "Amendment No. 2") is made and entered into as of February 28, 2001, by and between CRICKET COMMUNICATIONS HOLDINGS, INC., a Delaware corporation ("Holdings"), CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Borrower"), and ERICSSON CREDIT AB ("Ericsson"), individually and as Administrative Agent.

        Reference is made to the Credit Agreement, dated as of October 20, 2000, among Holdings, Borrower, the Lenders party thereto, and Ericsson, as Administrative Agent (the "Credit Agreement"). Terms used in this Amendment No. 2 with initial capital lettering and not defined herein are used herein as defined in the Credit Agreement.

                                     RECITAL

        The parties desire to enter into an amendment to Section 2.16(d) of the Credit Agreement to the extent set forth in this Amendment No. 2.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recital and the mutual covenants herein set forth, and intending to be legally bound, each of the parties hereto agrees as follows:

        1. AMENDMENT. The proviso in Section 2.16(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

                "provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply) and (iii) the provisions of this paragraph shall not be construed to apply to any payments arising from any insurance, guarantees or other credit support obtained by a Lender at its own expense (other than any such support provided by or at the expense of the Borrower or any Subsidiary or Affiliate thereof)."

        2. LIMITED EFFECT OF AMENDMENT NO. 2; FULL FORCE AND EFFECT. This Amendment No. 2 is for the limited purposes set forth herein and is limited strictly as written, and shall not obligate the Required Lenders to enter into or provide any future amendment, consent, waiver or departure from the terms and conditions of the Credit Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect.

        3. EFFECTIVE DATE. This Amendment No. 2 shall not become effective until the date on which the Administrative Agent has received executed copies of this Amendment No. 2 from Holdings, the Borrower and the Required Lenders.

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        4. APPLICABLE LAW. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND SHALL
BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        5. COUNTERPARTS. This Amendment No. 2 may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective authorized officers as of the day and year first written ABOVE.

                                            CRICKET COMMUNICATIONS HOLDINGS, INC


                                               By: /s/ S.G. SWENSON
                                                  ------------------------------
                                               Name: S.G. Swenson
                                               Title: President & COO


                                            CRICKET COMMUNICATIONS, INC.


                                               By: /s/ S.G. SWENSON
                                                  ------------------------------
                                               Name: S.G. Swenson
                                               Title: President & COO


                                            ERICSSON CREDIT AB, individually and
                                            as Administrative Agent


                                               By: /s/ OSSIE EVERUM
                                                  ------------------------------
                                               Name: Ossie Everum
                                               Title:


                                               By: /s/ PETTER JARTBY
                                                  ------------------------------
                                               Name:
                                               Title:



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